                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: April 8, 1998

                    CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1

    A New York                 Commission File             I.R.S. Employer
    Corporation                No. 333-08645               No. 13-7097632

                          c/o AT&T Capital Corporation
               44 Whippany Road, Morristown, New Jersey 07962-1983

                         Telephone Number (973) 397-3000

Item 5.  Other Events

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 04/08/98                         PAYMENT DATE:  04/15/98
COLLECTION PERIOD:  03/31/98


I.       INFORMATION REGARDING THE CONTRACTS

    1.   CONTRACT POOL PRINCIPAL BALANCE

         a.  Beginning of Collection Period                                          $ 1,421,442,676.44
         b.  End of Collection Period                                                $ 1,341,153,693.28
         c.  Reduction for Collection Period                                         $    80,288,983.16

    2.   DELINQUENT SCHEDULED PAYMENTS

         a.  Beginning of Collection Period                                          $    34,611,253.78
         b.  End of Collection Period                                                $    30,683,683.24

     3.  LIQUIDATED CONTRACTS

         a.  Number of Liquidated Contracts with respect to Collection Period                       629
         b.  Required Payoff Amounts of Liquidated Contracts                         $     4,522,571.77
         c.  Total Reserve for Liquidation Expenses                                  $             0.00
         d.  Total Liquidation Proceeds Received(1)                                  $     1,508,531.36
         e.  Liquidation Proceeds Allocated to Owner Trust                           $     1,311,115.81
         f.  Liquidation Proceeds Allocated to Depositor                             $       197,415.55
         g.  Current Realized Losses                                                 $     3,211,455.96

    4.   PREPAID CONTRACTS

         a.  Number of Prepaid Contracts with respect to Collection Period                        1,921
         b.  Required Payoff Amounts of Prepaid Contracts                             $    6,263,415.65

    5.   PURCHASED CONTRACTS (BY TCC)

         a.  Number of Contracts Purchased by TCC with respect to Collection Period                   0
         b.  Required Payoff Amounts of Purchased Contracts                           $               0

    (1) Net of any addition to reserve for liquidation expenses.



    6.   DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)



                       --------------------       ---------------------      -------------------------       ------------------
                                                                                                               % OF AGGREGATE
                           NUMBER OF                       % OF                   AGGREGATE REQUIRED           REQUIRED PAYOFF
                          CONTRACTS                      CONTRACTS                 PAYOFF AMOUNTS                  AMOUNTS
                       -------------------        ---------------------      --------------------------      ------------------

a.   Current             141,432                   91.43%                     1,268,064,744.90                 92.44%

b.   31-60 days            6,324                    4.09%                        52,810,840.11                  3.85%

c.   61-90 days            3,138                    2.03%                        22,085,539.22                  1.61%

d.   91-120 days           1,778                    1.15%                        13,463,859.00                  0.98%

e.   120+ days             2,014                    1.30%                        15,412,393.29                  1.12%

f.   Total               154,686                  100.00%                    $1,371,837,376.52                100.00%

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 04/08/98                           PAYMENT DATE:  04/15/98
COLLECTION PERIOD: 03/31/98

    7.    HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS


--------------------------------------------------------------------------------------------------------------------------------
                         % of                              % of                      % of                       % of
                   Aggregate Required               Aggregate Required          Aggregate Required          Aggregate Required
                     Payoff Amounts                   Payoff Amounts              Payoff Amounts              Payoff Amounts
Collection             31-60 Days                       61-90 Days                  91-120 Days                 120+ Days
  Periods               Past Due                         Past Due                    Past Due                    Past Due

--------------------------------------------------------------------------------------------------------------------------------
03/31/98              3.85%                                1.61%                      0.98%                        1.12%
02/28/98              6.83%                                2.00%                      0.79%                        1.09%
01/31/98              4.39%                                1.21%                      0.65%                        0.94%
12/31/97              3.50%                                1.25%                      0.54%                        0.85%
11/30/97              2.78%                                0.42%                      0.24%                        0.16%
10/31/97              3.64%                                1.07%                      0.45%                        0.73%
09/30/97              3.21%                                0.95%                      0.48%                        0.82%
08/31/97              3.58%                                0.95%                      0.50%                        0.80%
07/31/97              3.11%                                0.90%                      0.53%                        0.78%
06/30/97              3.53%                                0.90%                      0.57%                        0.69%
05/31/97              3.06%                                0.99%                      0.58%                        0.63%
04/30/97              2.99%                                1.08%                      0.47%                        0.64%
03/31/97              3.73%                                0.96%                      0.46%                        0.61%
02/28/97              3.70%                                0.97%                      0.55%                        0.55%
01/31/97              3.27%                                0.97%                      0.49%                        0.40%
12/31/96              4.10%                                0.96%                      0.39%                        0.20%
11/30/96              3.49%                                0.83%                      0.34%                        0.00%
10/31/96              2.90%                                0.64%                      0.01%                        0.01%




 8.     HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS


                                        ---------------     ---------------     ---------------     ----------------
                                         COLLECTION         3 COLLECTION        6 COLLECTION
                                          PERIOD                PERIODS             PERIODS            CUMULATIVE
                                                                ENDING              ENDING               SINCE
                                          Mar.-98               Mar.-98            Mar. -98           CUT-OFF DATE
                                       ---------------       ---------------    ---------------     ----------------
a. Number of Liquidated Contacts            629                      3,110              4,894              11,981

b. Number of Liquidated                   0.224%                     1.108%             1.744%              4.269%
   Contracts as a Percentage
   of Initial Contracts

c. Required Payoff Amounts of        $4,522,572                $13,069,313        $24,354,522         $67,685,368
   Liquidated Contracts

d. Liquidation Proceeds Allocated    $1,311,116                $ 3,727,196         $6,833,241         $11,499,526
   to Owner Trust

e. Aggregate Current Realized        $3,211,456                $ 9,342,117        $17,521,281         $56,185,842
   Losses

f. Aggregate Current Realized             0.101%                     0.293%             0.550%              1.764%
   Losses as a Percentage of
   Cut-off Date Contract Pool
   Principal Balance


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 04/08/98                        PAYMENT DATE:  04/15/98
COLLECTION PERIOD: 03/31/98

II.  INFORMATION REGARDING THE SECURITIES

    1.   SUMMARY OF BALANCE INFORMATION


------------------        ------------     -------------------      -----------------     ------------------     ---------------
                                            Principal Balance        Class Factor as       Principal Balance      Class Factor as
                             Coupon        as of Apr. 15, 1998       of Apr. 15, 1998     as of  Mar. 16, 1998    of Mar. 16, 1998
 Class                        Rate            Payment Date             Payment Date          Payment Date           Payment Date
------------------        -------------    --------------------     ---------------------  ------------------    -----------------
a. Class A-1 Notes          5.60%            $       0.00              0.00000               $       0.00          0.00000

b. Class A-2 Notes          5.95%            $ 38,458,048              0.05534               $122,674,601          0.17651

c. Class A-3 Notes          6.11%            $659,000,000              1.00000               $659,000,000          1.00000

d. Class A-4 Notes          6.28%            $400,220,000              1.00000               $400,220,000          1.00000

e. Class B Notes            6.57%            $178,500,000              1.00000               $178,500,000          1.00000

f. Equity Certificates      6.75%            $ 95,659,329              0.75021               $ 95,659,329          0.75021

g. Total                     N.A.          $1,371,837,377              0.43069             $1,456,053,930          0.45713


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,371,837,376.52 and the CCA balance is $137,975,978.71.



    2.      MONTHLY PRINCIPAL AMOUNT

        a.  Principal Balance of Notes and Equity Certificates
            (End of Collection Period)                                                    $1,456,053,930.23

        b.  Contract Pool Principal Balance (End of Collection Period)                    $1,341,153,693.28

        c.  Monthly Principal Amount                                                      $  114,900,236.95

    3.      GROSS COLLECTIONS

        a.  Scheduled Payments Received                                                   $   82,971,311.03

        b.  Liquidation Proceeds Allocated to Owner Trust                                 $    1,311,115.81

        c.  Required Payoff Amounts of Prepaid Contracts                                  $    6,263,415.65

        d.  Required Payoff Amounts of Purchased Contracts                                $            0.00

        e.  Proceeds of Clean-up Call                                                     $            0.00

        f.  Investment Earnings on Collection Account and Note Distribution Account       $      254,929.61

        g.  Extension Fees Allocated to Owner Trust                                       $       20,460.60

        h.  Total Gross Collections (sum of (a) through (g))                              $   90,821,232.70

    4.      DETERMINATION OF AVAILABLE FUNDS

        a.  Total Gross Collections                                                       $   90,821,232.70

        b.  Withdrawal from Cash Collateral Account                                       $    2,449,516.25

        c.  Total Available Funds                                                         $   93,270,748.95

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 04/08/98                           PAYMENT DATE:  04/15/98
COLLECTION PERIOD: 03/31/98

5.   APPLICATION OF AVAILABLE FUNDS


    ---------------------------------  --------------------------------  --------------------------------
                  ITEM                            AMOUNT                      REMAINING AVAILABLE FUNDS
    ---------------------------------  --------------------------------  --------------------------------
     a.   Total Available Funds                                             $93,270,748.95

     b.   Servicing Fee                   $1,480,669.45                      91,790,079.50

     c.   Interest on Notes:

          i)   Class A-1 Notes                     0.00                      91,790,079.50

          ii)  Class A-2 Notes               608,261.56                      91,181,817.94

         iii)  Class A-3 Notes             3,355,408.33                      87,826,409.61

          iv)  Class A-4 Notes             2,094,484.67                      85,731,924.94

          v)   Class B Notes                 977,287.50                      84,754,637.44

     d.  Interest on Equity                  538,083.73                      84,216,553.71
         Certificates

     e.   Principal of Notes and
          Equity Certificates:

          i)   Class A-1 Notes                     0.00                      84,216,553.71

          ii)  Class A-2 Notes            84,216,553.71                               0.00

          iii) Class A-3 Notes                     0.00                               0.00

          iv)  Class A-4 Notes                     0.00                               0.00

          v)   Class B Notes                       0.00                               0.00

          vi)  Equity Certificates                 0.00                               0.00

     f.   Deposit to Cash                          0.00                               0.00
          Collateral Account

     G.   Amount to be applied in                  0.00                               0.00
          accordance with CCA
          Loan Agreement

     H.   Balance, if any, to Equity               0.00                               0.00
          Certificates


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 04/08/98                           PAYMENT DATE:  04/15/98
COLLECTION PERIOD: 03/31/98

III.     INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

    1.   BALANCE RECONCILIATION


     ---------------------------------------------------                 ---------------------------
                                                                                 April 1998
                            ITEM                                                PAYMENT DATE
     ---------------------------------------------------                 ---------------------------
     a. Available Cash Collateral Amount (Beginning)                      $148,326,667.91

     b. Deposits to Cash Collateral Account                                          0.00

     c. Withdrawals from Cash Collateral Account                          $  2,449,516.25

     d. Releases of Cash Collateral Account Surplus                       $  7,901,172.95
        (Excess, if any of (a) plus (b) minus (c)  over (f))

     e. Available Cash Collateral Amount (End)                            $137,975,978.71
        (Sum of (a) plus (b) minus (c) minus (d))

     f. Requisite Cash Collateral Amount                                  $137,975,978.71

     g. Cash Collateral Account Shortfall                                            0.00
        (Excess, if any, of (f) over (e))

    2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT

     a. For Payment Dates from, and including, the November 1996 Payment Date to, and including, the October 1997
        Payment Date

        1) Initial Cash Collateral Amount                                 $   207,040,000

     b. For Payment Dates from, and including, the November 1997 Payment Date until the Final Payment Date, the sum of

        1) 8% of the Contract Pool Principal Balance                      $107,292,295.46

        2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance                                $ 30,683,683.24

        3) Total                                                          $137,975,978.71

     c. Floor equal to the lesser of
        1) 2% of Cut-Off Date Contract Pool Principal
           Balance ($63,704,600); and

        2) the Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance                            $ 63,704,600.00

     d. Requisite Cash Collateral Amount                                  $137,975,978.71

    3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS

     a. Interest Shortfalls                                                          0.00

     b. Principal Deficiency Amount                                          2,449,516.25

     c. Principal Payable at Stated Maturity Date of                                 0.00
         Class of Notes or Equity Certificates

     d. Total Cash Collateral Account Withdrawals                            2,449,516.25

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 04/08/98                           PAYMENT DATE:  04/15/98
COLLECTION PERIOD: 03/31/98

IV.  INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


-------------------    ---------------     --------------   ---------------    -------------     ----------------   --------------
 Distribution             Class A-1         Class A-2          Class A-3         Class A-4           Class B           Equity
   Amounts                  Notes             Notes              Notes             Notes              Notes          Certificates
-------------------    ---------------      -------------     ---------------  -------------     ----------------   --------------
1. Interest Due          $  0.00             $608,261.56       $3,355,408.33    $2,094,484.67     $977,287.50        $538,083.73

2. Interest Paid         $  0.00             $608,261.56       $3,355,408.33    $2,094,484.67     $977,287.50        $538,083.73

3. Interest Shortfall    $  0.00                   $0.00               $0.00            $0.00           $0.00              $0.00
    ((1) minus (2))

4. Principal Paid        $  0.00          $84,216,553.71               $0.00            $0.00           $0.00              $0.00

5. Total Distribution    $  0.00          $84,824,815.27       $3,355,408.33     $2,094,484.67     $977,287.50       $538,083.73
   Amount
  ((2) plus (4))


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 04/08/98                           PAYMENT DATE:  04/15/98
COLLECTION PERIOD: 03/31/98

V.   INFORMATION REGARDING OTHER POOL CHARACTERISTICS


----------------------------------           -------------------------------          -------------------------
                                                      AS OF END                               AS OF END
                                                     OF March  98                            OF February 98
                                                     COLLECTION                             COLLECTION
ITEM                                                   PERIOD                                 PERIOD
----------------------------------           -------------------------------          --------------------------
1.   ORIGINAL CONTRACT CHARACTERISTICS

    a. Original Number of Contracts                              280,634

    b. Cut-Off Date Contract Pool Principal               $3,185,229,329
       Balance

    c. Original Weighted Average Remaining                   38.6 months
        Term

    d. Weighted Average Original Term                        56.1 months


2  CURRENT CONTRACT CHARACTERISTICS

    a.  Number of Contracts                                      154,686                  162,213

    b.  Average Contract                                       $8,670.17                $8,762.82
        Principal Balance

    c.  Weighted Average Remaining Term                      29.0 months              29.4 months

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 04/08/98                           PAYMENT DATE: 04/15/98
COLLECTION PERIOD: 03/31/98

VI.   Capita Equipment Receivables Trust 1996-1 Prepayment Speeds


                             Since Issue
Period                             CPR

-----------------------     -------------
    0        Oct-96

    1        Nov-96              10.866%

    2        Dec-96               7.964%

    3        Jan-97               8.606%

    4        Feb-97               8.254%

    5        Mar-97               7.615%

    6        April-97             7.211%

    7        May-97               8.268%

    8        June-97              7.752%

    9        Jul-97               7.784%

   10        Aug-97               7.781%

   11        Sep-97               7.506%

   12        Oct-97               7.348%

   13        Nov-97               7.346%

   14        Dec-97               6.629%

   15        Jan-98               6.741%

   16        Feb-98               7.251%

   17        Mar-98               6.870%

   18        Apr-98               7.200%


                              Servicer Certificate

     The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on April 15, 1998.

     This Certificate shall constitute the Servicer's Certificate as required by
Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

Glenn A. Votek
------------------------------
By: Glenn A. Votek

Vice President and Treasurer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           AT&T CAPITAL CORPORATION

                      Glenn A. Votek
                      ------------------------------
                      By: Glenn A. Votek

                      Vice President and Treasurer

April 15, 1998